PROPERTY ACQUISITION AGREEMENT

Between:

COOPER MINERALS, INC.
(as the Vendor)

And:

URANIUM ENERGY CORP.
(as the Purchaser)

Uranium Energy Corp.
500 North Shoreline, Ste. 800N, Corpus Christi, Texas, U.S.A., 78471
__________

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PROPERTY ACQUISITION AGREEMENT

THIS PROPERTY ACQUISITION AGREEMENT is made and dated for reference effective as at November 7, 2011 (the “Effective Date”) as fully executed on this _____day of November, 2011.

BETWEEN:

COOPER MINERALS, INC., a company incorporated under the
laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 630 East Plumb Lane, Reno,
Nevada, U.S.A., 89502

(the “Vendor”);

     OF THE FIRST PART

AND:

URANIUM ENERGY CORP., a company incorporated under the
laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 500 North Shoreline, Suite 800N,
Corpus Christi, Texas, U.S.A., 78401

(the “Purchaser”);

OF THE SECOND PART

(and each of the Vendor and the Purchaser being hereinafter
singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

WHEREAS:

A.           The Vendor and each of Noel Cousins and Steven Van Ert (collectively, the “Underlying Vendors”) entered into a certain “Purchase and Royalty Agreement”, dated January 21, 2004 (the “Purchase and Royalty Agreement”); a copy of which Purchase and Royalty Agreement being attached to this “Property Acquisition Agreement” (the “Agreement”) as Schedule “A” and which forms an integral part hereof; whereby the Vendor acquired 100% undivided right, title and interest in and to two unpatented lode mining claims located in Gila County, Arizona (the “Claims”) subject only to the advance royalty payments and the reservation of a 3% net smelter revenue royalty (collectively, the “Underlying NSR”) by the Underlying Vendors as more particularly described in that certain “Quitclaim Deed and Reservation of Royalty Interest”, dated January 21, 2004 (the “QD&RRI”), as entered into between the Underlying Vendors and the Vendor; a copy of which QD&RRI being attached to this Agreement as Schedule “B” and which forms an integral part hereof (and each of the Purchase and Royalty Agreement and the QD&RRI being referred to, collectively, as the “Underlying Property Agreements” as the context so requires);

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B.           The Vendor holds a valid and subsisting 100% undivided right, title and interest in and to 176 staked claims (which staked claims include the Claims contemplated in the Underlying Property Agreements) as more particularly described in Schedule “C” which is attached hereto and which forms an integral part hereof (collectively, the “Property”), and which Property, by virtue of the Underlying Property Agreements, form part of the Property interests which continue to be subject to the terms and conditions of the Underlying Property Agreements and, accordingly, subject to the Underlying NSR;

C.           In accordance with the terms and conditions of a certain “Settlement Agreement”, dated December 1, 2005 (the “Settlement Agreement”), as entered into among the Vendor, Clive Ashworth, a principal of the Vendor, and each of Messrs. Henry Tam, Denis Hayes and James Simpson (collectively, the “Settlors”), the Vendor thereby granted to the Settlors an option (the “Option”) to acquire a 0.5% net smelter revenue royalty, exercisable at any time until January 21, 2024 by the Settlors paying to the Vendor the aggregate sum of U.S. $333,340 (the “Exercise Price”), on the Property on the same terms and conditions as apply to the Underlying NSR (the “Settlor NSR”; and the Underlying NSR and the Settlor NSR being referred to, collectively, as the “NSR” as the context so requires);

D.           As a consequence of recent discussions and negotiations as between the Parties, the Vendor has agreed to sell, and the Purchaser has agreed to acquire, subject to the prior satisfaction of certain conditions precedent to the satisfaction of the Purchaser, all of the mineral property interests comprising the Property (collectively, the “Acquisition”); and

E.           The Parties have agreed to enter into this Agreement which formalizes and replaces, in their entirety, all such recent discussions and negotiations and which clarifies each of the Parties’ respective duties and obligations in connection with the proposed Acquisition by the Purchaser from the Vendor of all of the Property interests.

      NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises, covenants and agreements herein contained, THE PARTIES COVENANT AND AGREE WITH EACH OTHER as follows:

Article 1
 ACQUISITION TRANSACTION

1.1 Acquisition of the Property and Acquisition Payment. The Vendor hereby agrees to sell, assign and transfer a 100% undivided right, title and interest in and to all of the mineral property interests comprising the Property (and inclusive of all of its right, entitlement and interest in and to the Underlying Property Agreement and the Settlement Agreement subject at all times to the NSR) in exchange for the following cash payments and issuance from treasury by the Purchaser to the Vendor:

(a)

an initial U.S. $20,000 in cash upon the execution of this Agreement by way of wire transfer to the Vendor as directed by the Vendor to the Purchaser in writing (the “Initial Cash Payment”); with such Initial Cash Payment representing the payment of U.S. $10,000 to the Vendor towards the Acquisition and U.S. $10,000 towards the Vendor’s counsel for the work necessary in assisting the Vendor with the completion of the Acquisition;

(b)

a further U.S. $24,640 in cash on the “Closing Date” (as hereinafter defined) of the Acquisition by way of wire transfer to the Vendor as directed by the Vendor to the Purchaser in writing prior to the Closing Date; with such payment representing the reimbursement by the Purchaser to the Vendor of certain fees recently paid by the Vendor to the Bureau of Land Management in the appropriate County respecting the Property in order to maintain the same (the “BLM Reimbursement”);

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(c)

subject to the “Voluntary Pooling” (as hereinafter defined) provisions as set forth hereinbelow, 300,000 restricted common shares of the Purchaser’s common stock (the “Acquisition Shares”) on the Closing Date, which the Parties acknowledge and agree shall be valued at a deemed issuance price of U.S. $3.15 per Acquisition Share; and

(d)

a final U.S. $40,000 in cash on the Closing Date by way of wire transfer to the Vendor as directed by the Vendor to the Purchaser in writing prior to the Closing Date (the “Final Cash Payment”); with such Final Cash Payment representing payment to the Vendor towards the Acquisition;

(and each of the BLM Reimbursement, the issuance and delivery of the Acquisition Shares and the Final Cash Payment being, collectively, the “Acquisition Payment” herein).

1.2           Acquisition Share resale restrictions and Voluntary Pooling. The Vendor hereby acknowledges and agrees that the Purchaser makes no representations as to any resale or other restriction affecting the Acquisition Shares and that the Acquisition Shares are being issued by the Purchaser to the Vendor in reliance upon the registration and prospectus exemptions contained in “Regulation S” promulgated under the United States Securities Act of 1933 (the “Securities Act”) which will continue to impose a trading restriction in the United States on the Acquisition Shares for a period of at least six months from the date of issuance. The Purchaser hereby also acknowledges and understands that neither the sale of the Acquisition Shares, nor any of the Acquisition Shares themselves, have been registered under the Securities Act or any state securities laws, and, furthermore, that the Acquisition Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser also acknowledges and understands that the certificate(s) representing the Acquisition Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by applicable securities laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO URANIUM ENERGY CORP. (THE “CORPORATION”), (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.”; and

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 “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months and one day from the Closing Date]”;

and the Vendor hereby consents to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Acquisition Shares in order to implement the restrictions on transfer set forth and described hereinabove.

     In addition to the above resale restrictions being applicable to the within Acquisition Shares, the Vendor hereby acknowledges and agrees, as a condition to the completion of the within Acquisition and the issuance of any Acquisition Shares hereunder, that, in order to assist the Purchaser with continuing to run an orderly trading market for its common stock after the Closing Date, the Vendor hereby agrees that it will voluntarily pool and not sell, transfer or assign any of the Acquisition Shares after they become available for resale except in the following manner without the prior written approval of the Purchaser in each such instance (collectively, the Voluntary Pooling hereunder):

(a)

after six months from the Closing Date the Vendor will be entitled to have an initial 100,000 of the Acquisition Shares released from the Voluntary Pooling so that the Vendor may then sell, transfer or assign the same in accordance with the provisions of “Rule 144” promulgated under the Securities Act;

(b)

after nine months from the Closing Date the Vendor will be entitled to have an additional 100,000 of the Acquisition Shares released from the Voluntary Pooling so that the Vendor may then sell, transfer or assign the same in accordance with the provisions of Rule 144; and

(c)

after 12 months from the Closing Date the Vendor will be entitled to have the final 100,000 of the Acquisition Shares released from the Voluntary Pooling so that the Vendor may then sell, transfer or assign the same in accordance with the provisions of Rule 144.

     In consideration of the Vendor’s agreement to provide for the Voluntary Pooling herein, the Purchaser hereby agrees to assist the Vendor in effecting any such resales of the Acquisition Shares under the Securities Act in accordance with Rule 144 and including, without limitation, by having its counsel provide any Rule 144 resale opinions that may be required of the Purchaser’s transfer agent in order to effect any such resales in accordance with Rule 144.

1.3           Right of Purchaser to terminate the Agreement. Prior to the Closing Date the Purchaser may terminate this Agreement by providing a notice of termination to the Vendor in writing of its desire to do so at least 14 calendar days prior to its decision to do so. After such 14-calendar days’ period, the Purchaser shall have no further obligations, financial or otherwise, under this Agreement, except for the payment of the Initial Cash Payment pursuant to section “1.1(a)” hereinabove and that the provisions of section “1.4” hereinbelow shall become immediately applicable to the Purchaser upon providing such notice of termination to the Vendor. If the Agreement is so terminated by the Purchaser, then the Purchaser shall have no right, entitlement or interest, legally or equitably, in and to any of the Property interests.

1.4           Obligations upon termination of the Agreement. If this Agreement is terminated by the Purchaser in accordance with section “1.3” hereinabove, then the Purchaser shall deliver at no cost to the Vendor, within 30 calendar days of such termination, all originals and all copies of any materials with respect to the Property and including, without limitation, all reports, maps, assay results and other relevant technical data compiled by or in the possession of the Purchaser with respect to the interests comprising the Property and not theretofore already furnished to the Vendor.

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1.5           Underlying NSR. The Purchaser agrees to pay the Underlying NSR to the Underlying Vendors pursuant to the terms and conditions of the QD&RRI.

1.6           Settlor NSR. The Purchaser acknowledges and agrees to assume all the rights, interests and obligations of the Vendor arising from the Option and agrees to indemnify and hold the Vendor and Clive Ashworth harmless from any claims, demands, liabilities, actions suits or proceedings asserted by the Settlors arising from the same. In particular, in the event of exercise of the Option by the Settlors by payment of the Exercise Price to the Purchaser, the Purchaser agrees to pay to the order and direction of the Settlors the Settlor NSR in accordance with the terms and conditions of the Underlying NSR.

1.7           Application to Additional Properties. The Purchaser acknowledges and agrees to the area of interest of ten miles pursuant to Part 6 of the QD&RRI.

Article 2
DUE DILIGENCE

2.1           Due Diligence by the Purchaser. From the Effective Date of this Agreement and up to including 5 p.m. (PST) on the fifth Business Day (as defined herein) prior to the Closing Date (such period in time being the “Purchaser’s Due Diligence Period” herein) the Purchaser may conduct all manner of due diligence investigations in respect of the Vendor and the Property in order to determine the merits of any of the property mineral interests underlying the Property. For purposes of such investigations, the Vendor will give to the Purchaser and its agents and representatives effective on the Effective Date full access to all property interests underlying the Property together with all books, records, financial and operating data and other information concerning the Property interests as the Purchaser and its agents and representatives may reasonably request. If, at any time during the Purchaser’s Due Diligence Period, the Purchaser determines that it is not satisfied, in its sole discretion, with the results of such investigations, it may elect not to proceed with the transactions contemplated hereby. In such instance, the Purchaser will notify the Vendor of such fact and thereupon this Agreement will terminate and the Parties will have no further obligations hereunder except the obligations set forth in section “1.4” and Article “8” herein. “Business Day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia.

Article 3
WARRANTIES, REPRESENTATIONS AND COVENANTS

3.1           Warranties, representations and covenants by the Vendor. In order to induce the Purchaser to enter into this Agreement, the Vendor hereby warrants to, represents to and covenants with the Purchaser that, to the best of the knowledge, information and belief of the Vendor herein, after making due inquiry:

(a)

the Vendor is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)	subject to the NSR, the Vendor is the owner of an undivided 100% legal and beneficial right, title and interest in and to all of the property interests underlying the Property;

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(c)

the property interests underlying the Property are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(d)	the Vendor has the power and capacity to own and dispose of the Property;

(e)	there are no claims of any nature whatsoever affecting the right of the Vendor to transfer the Property to the Purchaser;

(f)

all permits and licenses covering the mineral interests comprising the Property have been duly and validly issued pursuant to applicable mining laws and are in good standing by the proper payment of all fees, taxes and rentals in accordance with the requirements of applicable mining laws and the performance of all other actions necessary in that regard;

(g)

all conditions on and relating to the mineral interests comprising the Property and the operations conducted thereon by or on behalf of the Vendor are in compliance with all applicable laws, regulations or orders and including, without limitation, all laws relating to environmental matters, waste disposal and storage and reclamation;

(h)

there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to any of the mineral interests comprising the Property and the conduct of the operations related thereto, nor has the Vendor received any notice of the same;

(i)

there is no adverse claim or challenge against or to the ownership of or title to any of the mineral interests comprising the Property or which may impede the development of any of the mineral interests comprising the Property, nor, to the best of the knowledge, information and belief of the Vendor, is there any basis for any potential claim or challenge, and, to the best of the knowledge, information and belief of the Vendor, and other than for the NSR, no person has any royalty, net profits or other interests whatsoever in any production from any of the mineral interests comprising the Property;

(j)

there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of the Vendor), pending or, to the best of the knowledge, information and belief of the Vendor, threatened, which may affect, without limitation, the rights of the Vendor to transfer any interest in the Property to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; in addition, the Vendor is not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(k)

this Agreement constitutes a legal, valid and binding obligation of the Vendor, enforceable against the Vendor in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(l)

the Underlying Property Agreements and the Settlement Agreement are in good standing, the Vendor has done nothing to impair the enforceability thereof against the Underlying Vendors or the Settlors and it has the full authority and capacity required to enter into this Agreement and to perform its respective obligations hereunder;

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(m)

there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Vendor, threatened against or affecting any of the mineral interests comprising the Property at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(n)	the Vendor is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which the Vendor is subject or which apply to the Vendor;

(o)

no proceedings are pending for, and the Vendor is unaware of, any basis for the institution of any proceedings leading to the placing of the Vendor in bankruptcy or subject to any other laws governing the affairs of insolvent persons;

(p)	the making of this Agreement, the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either the Vendor or any of mineral interests comprising the Property is subject, or constitute or result in a default under any agreement, contract or commitment to which the Vendor is a party; or

(ii)

give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Vendor which is necessary or desirable in connection with the ownership of any of the mineral interests comprising the Property;

(q)

the Vendor has delivered to the Purchaser all information and documentation within the Vendor’s possession or control respecting the mineral interests comprising the Property and including, without limitation, a copy of all permits, permit applications and applications for exploration and exploitation rights, if any respecting any of the mineral interests comprising the Property; and

(r)

the Vendor is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

3.2           Warranties, representations and covenants by the Purchaser. In order to induce the Vendor to enter into this Agreement, the Purchaser hereby warrants to, represents to and covenants with the Vendor that, to the best of the knowledge, information and belief of the Purchaser herein, after making due inquiry:

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(a)

the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)	the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;

(c)

the Purchaser holds all licenses and permits required for the conduct in the ordinary course of the operations of its business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Purchaser, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

(d)

this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(e)	the making of this Agreement, the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Purchaser; or

(ii)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which the Purchaser is subject, or constitute or result in a default under any agreement, contract or commitment to which the Purchaser is a party; and

(f)

the Purchaser is not aware of any fact or circumstance which has not been disclosed to the Vendor which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Vendor to enter into this Agreement.

3.3           Continuity of the representations, warranties and covenants. The representations, warranties and covenants contained herein, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at and as of the Closing Date as though such representations, warranties and covenants were made at and as of such time. Notwithstanding any investigations or inquiries made by either of the Parties or by their respective professional advisors prior to the Closing Date, or the waiver of any condition by any Party, the representations, warranties and covenants contained herein shall survive the Closing Date and shall continue in full force and effect for a period of five years from the Closing Date.

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Article 4
CONDITIONS PRECEDENT TO CLOSING

4.1           Parties’ conditions precedent. All of the rights, duties and obligations of each of the Parties under this Agreement are subject to the following conditions precedent for the exclusive benefit of each of the Parties to be fulfilled in all material aspects in the reasonable opinion of each of the Parties or to be waived by each or any of the Parties, as the case may be, as soon as possible after the Effective Date; however, unless specifically indicated as otherwise, not later than two Business Days prior to the Closing Date (such date being the “Subject Removal Date”):

(a)

the delivery by the Vendor to the Purchaser of written evidence, satisfactory to the Purchaser in its sole and absolute discretion, acting reasonably, that each of the Vendor’s representations, warranties and covenants contained hereinabove are true and accurate and including, without limitation, confirming that the Underlying Property Agreements and the Settlement Agreement are in good standing and that the rights and obligations thereunder are in full force and effect without limitation;

(b)

the specific ratification of the terms and conditions of this Agreement by the Board of Directors of each of the Vendor and the Purchaser on or before five Business Days of the Effective Date (collectively, the “Ratification”);

(c)

the completion by each of the Vendor and the Purchaser of an initial due diligence and operations review of the other Party’s respective businesses and operations on or before five Business Days of the prior satisfaction of the Ratification (collectively, the “Initial Due Diligence”);

(d)

if required under applicable corporate and securities laws, the receipt of all necessary approvals from any regulatory authority having jurisdiction over the transactions contemplated by this Agreement and including, without limitation, the Purchaser’s approval to the issuance of the Acquisition Shares from the NYSE Amex equities exchange, on or before 15 Business Days from the Effective Date (collectively, the “Regulatory Approval”); and

(e)

if required under applicable corporate and securities laws, shareholders of the Purchaser passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and all of the transactions contemplated hereby.

4.2           Parties’ waiver of conditions precedent. The conditions precedent set forth in section “4.1” hereinabove are for the exclusive benefit of each of the Parties and may be waived by each or any of the Parties in writing and in whole or in part at any time; however, not later than the Subject Removal Date.

4.3           Vendor’s conditions precedent. The rights, duties and obligations of the Vendor under this Agreement are also subject to the following conditions precedent for the exclusive benefit of the Vendor to be fulfilled in all material aspects in the reasonable opinion of the Vendor or to be waived by the Vendor as soon as possible after the Effective Date, however; unless specifically indicated as otherwise, not later than the Subject Removal Date:

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(a)	the Purchaser shall have complied with all warranties, representations, covenants and agreements herein agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;

(b)	the Purchaser shall have complied with all applicable securities laws in connection with the issuance of the Acquisition Shares to the Vendor on the Closing Date;

(c)

the Purchaser will have obtained all authorizations, approvals, or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement and including, without limitation, the Regulatory Approval, and other actions by, and have made all filings with, any and all regulatory authorities required to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Purchaser who will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any regulatory authority to which the Purchaser may be subject; and

(d)

all matters which, in the opinion of counsel for the Vendor, are material in connection with the transactions contemplated by this Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose.

4.4           Vendor’s waiver of conditions precedent. The conditions precedent set forth in section “4.3” hereinabove are for the exclusive benefit of the Vendor and may be waived by the Vendor in writing and in whole or in part at any time after the Effective Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date.

4.5           Purchaser’s conditions precedent. The rights, duties and obligations of the Purchaser under this Agreement are also subject to the following conditions precedent for the exclusive benefit of the Purchaser to be fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible after the Effective Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date:

(a)	the Vendor shall have complied with all warranties, representations, covenants and agreements herein agreed to be performed or caused to be performed by the Vendor on or before the Closing Date;

(b)

the Vendor will have obtained all authorizations, approvals or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Vendor who will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any regulatory authority to which the Vendor may be subject;

(c)

all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

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(d)	no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:

(i)

the purchase or transfer of any of the mineral property interests comprising the Property as contemplated by this Agreement or the right of the Vendor to dispose of any of the mineral property interests comprising the Property; or

	(ii)	the right of the Vendor to conduct its operations and carry on, in the normal course, its business and operations as it has carried on in the past;

(e)

the delivery to the Purchaser by the Vendor, on a confidential basis, of any and all documentation and information respecting the mineral property interests comprising the Property, the Underlying Property Agreements and the Settlement Agreement (collectively, the “Property Documentation”) and including, without limitation, the following documentation and information:

(i)

a copy of all material contracts, agreements, reports and information of any nature respecting the mineral property interests comprising the Property, the Underlying Property Agreements and the Settlement Agreement; and

(ii)

details of any lawsuits, claims or potential claims relating to either the mineral property interests comprising the Property, the Underlying Property Agreements and the Settlement Agreement of which the Vendor is aware and the Purchaser is unaware; and

(f)

the completion by the Purchaser and by the Purchaser’s professional advisors of a thorough due diligence and operations review of the mineral property interests comprising the Property together with the transferability of the mineral property interests comprising the Property as contemplated by this Agreement, to the sole and absolute satisfaction of the Purchaser.

4.6           Purchaser’s waiver of conditions precedent. The conditions precedent set forth in section “4.5” hereinabove are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing and in whole or in part at any after the Effective Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date.

Article 5
CLOSING AND EVENTS OF CLOSING

5.1           Closing and Closing Date. The closing (the “Closing”) of the within Acquisition of the mineral interests comprising the Property, as contemplated in the manner as set forth in Article “1” hereinabove, together with all of the transactions contemplated by this Agreement, shall occur on such day which is two Business Days following the due and complete satisfaction of all of the conditions precedent which are set out in Article “4” hereinabove (the “Closing Date”), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties, and will be closed, in each such instance, at the offices of counsel for the Purchaser, McMillan LLP, Lawyers – Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, at 2:00 p.m. (Vancouver time) on the Closing Date.

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-- Uranium Energy Corp. --

5.2           Latest Closing Date. If the Closing Date has not occurred by November 30, 2011, this Agreement will be terminated and unenforceable unless the Parties agree in writing to grant an extension of the Closing Date.

5.3           Documents to be delivered by the Vendor prior to the Closing Date. Not later than two Business Days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Vendor shall also execute and deliver, or cause to be delivered, to the Purchaser and/or the Escrow Agent (as defined herein), as applicable, all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary transfer of a 100% undivided right, title and interest in and to all of the mineral property interests comprising the Property to the Purchaser under the Acquisition and, subject only to the NSR, free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a)

if required by applicable corporate law, a certified copy of an ordinary (or special) resolution of the shareholders of the Vendor approving the terms and conditions of this Agreement and the transactions contemplated hereby and thereby together with certification of any required notice to all shareholders of the Vendor of such written consent resolutions;

(b)

all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that all of the mineral interests comprising the Property shall be duly transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

(c)

a certified copy of the resolutions of the Board of Directors of the Vendor authorizing the transfer by the Vendor to the Purchaser of a 100% undivided right, title and interest in and to all of the mineral property interests comprising the Property;

(d)	any remaining Property Documentation not previously provided;

(e)	all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

(f)

a certificate of an officer from the Vendor, dated as of the Closing Date, acceptable in form to counsel for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Vendor contained in this Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Vendor on the Closing Date; and

(g)	all such other documents and instruments as the Purchaser’s counsel may reasonably require.

5.4           Documents to be delivered by the Purchaser prior to the Closing Date. Not later than two Business Days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver, or cause to be delivered, to the Vendor and/or the Escrow Agent, as applicable, all such other documents, resolutions and instruments as are necessary, in the opinion of counsel for the Vendor, acting reasonably, to complete the Acquisition, to make the Acquisition Payment and to issue the Acquisition Shares free and clear of all liens, charges and encumbrances, however, subject to the normal resale provisions applicable thereto, and in particular including, but not being limited to, the following materials:

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

(a)	a Closing agenda;

(b)	a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby;

(c)

the Acquisition Payment inclusive of a share certificate of the Purchaser, subject to the normal resale provisions applicable thereto, representing all of the Acquisition Shares issued and registered in the name of the Vendor;

(d)	all necessary consents and approvals in writing to the completion of the transactions contemplated herein and including, without limitation, the Regulatory Approval;

(e)	confirmation of the Purchaser’s satisfaction with its due diligence in accordance with section “2.1” hereinabove;

(f)

a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to counsel for the Vendor, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in this Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date; and

(g)	all such other documents and instruments as the Vendor’s counsel may reasonably require.

Article 6
APPOINTMENT OF ESCROW AGENT AND TRANSFER DOCUMENTS

6.1           Appointment of Escrow Agent. The Parties hereby acknowledge and initially appoint McMillan LLP, Lawyers – Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, counsel for the Purchaser herein, as escrow agent (the “Escrow Agent”) herein, or such other Escrow Agent as may be mutually determined by the Parties prior to the Subject Removal Date.

6.2           Escrow of Transfer Documents. Subject to and in accordance with the terms and conditions hereof and the requirements of Articles “1”, “3”, “4” and “5” hereinabove, and without in any manner limiting the obligations of each of the Parties as contained therein and hereinabove, it is hereby acknowledged and confirmed by the Parties that each of the Parties will execute, deliver, or cause to be delivered, all such documentation as may be required by the requirements of Articles “1”, “4” and “5” hereinabove (herein, collectively, the “Transfer Documents”) and deposit the same with the Escrow Agent, or with such other mutually agreeable escrow agent, together with a copy of this Agreement, there to be held in escrow for release by the Escrow Agent to the Parties in accordance with the strict terms and provisions of Articles “1”, “4” and “5” hereinabove.

6.3           Resignation of Escrow Agent. The Escrow Agent may resign from its duties and responsibilities if it gives each of the Parties three calendar days’ written notice in advance. Upon receipt of notice of the Escrow Agent’s intention to resign, the Parties shall, within three calendar days, select a replacement escrow agent and jointly advise the Escrow Agent in writing to deliver the Transfer Documents to the replacement escrow agent. If the Parties fail to agree on a replacement escrow agent within three calendar days of such notice, the replacement escrow agent shall be selected by a Judge of the Supreme Court of the Province of British Columbia upon application by any Party. The Escrow Agent shall continue to be bound by this Agreement until the replacement escrow agent has been selected and the Escrow Agent receives and complies with the joint instructions of the Parties to deliver the Transfer Documents to the replacement escrow agent. The Parties agree to enter into an escrow agreement substantially in the same form of this Agreement with the replacement escrow agent.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

6.4           Instructions to Escrow Agent. Instructions given to the Escrow Agent pursuant to this Agreement shall be given by duly authorized signatories of the respective Parties.

6.5           No other duties or obligations. The Escrow Agent shall have no duties or obligations other than those specifically set forth in this Article.

6.6           No obligation to take legal action. The Escrow Agent shall not be obligated to take any legal action hereunder which might, in its judgment, involve any expense or liability unless it shall have been furnished with a reasonable indemnity by all of the Parties together with such other third parties as the Escrow Agent may require in its sole and absolute discretion.

6.7           Not bound to any other agreements. The Escrow Agent is not bound in any way by any other contract or agreement between the Parties whether or not it has knowledge thereof or of its terms and conditions and its only duty, liability and responsibility shall be to hold and deal with the Transfer Documents as herein directed.

6.8           Notice. The Escrow Agent shall be entitled to assume that any notice and evidence received by it pursuant to these instructions from anyone has been duly executed by the Party by whom it purports to have been signed and that the text of any notice and evidence is accurate and the truth. The Escrow Agent shall not be obliged to inquire into the sufficiency or authority of the text or any signatures appearing on such notice or evidence.

6.9           Indemnity. The Parties, jointly and severally, covenant and agree to indemnify the Escrow Agent and to hold it harmless against any loss, liability or expense incurred, without negligence or bad faith on its part, arising out of or in connection with the administration of its duties hereunder including, without limitation, the costs and expenses of defending itself against any claim or liability arising therefrom.

6.10           Not required to take any action. In the event of any disagreement between any of the Parties to these instructions or between them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the Transfer Documents, or in the event that the Escrow Agent should take action hereunder, it may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, it shall not be or become liable in any way or to any person for its failure or refusal to act, and it shall be entitled to continue so to refrain from acting until:

(a)	the rights of all Parties shall have been fully and finally adjudicated by a court of competent jurisdiction; or

(b)	all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and it shall have been notified thereof in writing signed by all such persons.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

Article 7
 NON-DISCLOSURE

7.1           Non-disclosure. Subject to the provisions of section “7.3” hereinbelow, the Parties, for themselves, their officers, directors, shareholders, consultants, employees and agents, agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties’ express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, inter alia, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a Court or on a “need to know” basis to each of the Parties’ respective professional advisors.

7.2           Documentation. Any document or written material generated by either Party in the course of, or in connection with, the due diligence investigations conducted pursuant to this Agreement shall be marked or deemed “Confidential” and shall be treated by each Party as a trade secret of the other Parties. Upon termination of this Agreement prior to Closing, all copies of any and all documents obtained by any Party from any other Party herein, whether or not marked “Confidential”, shall be returned to the other Parties forthwith.

7.3           Public announcements. Notwithstanding the provisions of this Article, the Parties agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.

Article 8
 PROPRIETARY INFORMATION AND
 ADDITIONAL OBLIGATIONS OF THE PARTIES

8.1           Confidential Information. Each Party acknowledges that any and all information which a Party may obtain from, or have disclosed to it, about the other Party constitutes valuable trade secrets and proprietary confidential information of the other Party (collectively, the “Confidential Information”). No such Confidential Information shall be published by any Party without the prior written consent of the other Party, however, such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws. Furthermore, each Party undertakes not to disclose the Confidential Information to any third party without the prior written approval of the other Party and to ensure that any third party to which the Confidential Information is disclosed shall execute an agreement and undertaking on the same terms as contained herein.

8.2           Impact of breach of confidentiality. The Parties acknowledge that the Confidential Information is important to the respective businesses of each of the Parties and that, in the event of disclosure of the Confidential Information, except as authorized hereunder, the damage to each of the Parties, or to either of them, may be irreparable. For the purposes of the foregoing sections the Parties recognize and hereby agree that a breach by any of the Parties of any of the covenants therein contained would result in irreparable harm and significant damage to each of the other Parties that would not be adequately compensated for by monetary award. Accordingly, the Parties agree that in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Party, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the respective businesses of each of the Parties and are reasonable and valid, and all defenses to the strict enforcement thereof by either of the Parties are hereby waived by the other Party.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

8.3           Compliance with applicable laws. The Parties will comply with all United States, Canadian and foreign laws, whether federal, provincial or state, applicable to their respective duties hereunder and, in addition, hereby represent and warrant that any information which they may provide to any person or company hereunder will, to the best of their respective knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

8.4           Opinions, reports and advice of the Vendor. The Vendor hereby acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Vendor to the Purchaser in connection with Acquisition contemplated herein are intended solely for the Purchaser’s benefit and for the Purchaser’s use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Purchaser. In this regard the Vendor hereby covenants and agrees that the Purchaser may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Purchaser’s sole and absolute discretion. The Vendor further covenants and agrees that no public references to the Purchaser or disclosure of the Vendor’s role in respect of the Purchaser may be made by the Vendor without the prior written consent of the Purchaser in each specific instance.

Article 9
 ASSIGNMENT

9.1           Assignment. Save and except as provided herein, no Party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of the other Party.

9.2           Amendment. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties.

Article 10
FORCE MAJEURE

10.1           Events. If any Party at any time is prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

11.2           Notice. A Party shall, within seven calendar days, give notice to the other Party of each event of force majeure under section “10.1” hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article 11
ARBITRATION

11.1           Matters for Arbitration. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

11.2           Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five Business Days’ prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such five Business Days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section “11.3” hereinbelow.

11.3           Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within five Business Days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five Business Days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within five Business Days after receiving notice of the appointment of the first arbitrator, or if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the British Columbia Commercial Arbitration Act (the “Arbitration Act”). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, Canada, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

11.4           Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them who hereby waive all right of appeal thereon.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

Article 12
DEFAULT AND TERMINATION

12.1           Default. The Parties agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the “Defaulting Party”), the non-defaulting Party (herein called the “Non-Defaulting Party”) shall give notice to the Defaulting Party designating such default, and within five Business Days after its receipt of such notice, the Defaulting Party shall either:

(a)	cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

(b)	give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

12.2           Arbitration. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article “11” hereinabove.

12.3           Curing the Default. If:

(a)	the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

(b)	arbitration is not so sought; or

(c)	the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

12.4           Termination. In addition to the foregoing, it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be immediately terminated, unless otherwise extended in accordance with section “5.2” hereinabove, in the event that:

(a)	the entire Ratification is not received within five Business Days of the Effective Date;

(b)	either of the Parties has not either satisfied or waived each of their respective conditions precedent prior to the Subject Removal Date in accordance with the provisions of Article “4” hereinabove;

(c)

either of the Parties has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles “4”, “5” and “6” hereinabove prior to each of the Subject Removal Date and the Closing Date in accordance with the provisions of Articles “4”, “5” and “6”;

(d)	the final Closing has not occurred on or before November 30, 2011 in accordance with section “5.2” hereinabove; or

(e)	by agreement in writing by each of the Parties;

and in such event this Agreement will be terminated and be of no further force and effect other than the obligations under Articles “7” and “8” hereinabove.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

Article 13
INDEMNIFICATION AND LEGAL PROCEEDINGS

13.1           Indemnification. Each of the Parties agrees to indemnify and save harmless the other Party and including, where applicable, the other Party’s respective affiliates, directors, officers, employees and agents (each such party being an “Indemnified Party”) harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

13.2           No indemnification. This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct. 13.3 Claim of indemnification. The Parties agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

13.4           Notice of claim. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against any of the Parties, the Indemnified Party will give the relevant Party prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party of such Party’s obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party of substantive rights or defenses.

13.5           Settlement. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

13.6           Legal proceedings. Notwithstanding that the relevant Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)	such counsel has been authorized by the relevant Party;

(b)	the relevant Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)

the named parties to any such action include any Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party and the Indemnified Party; or

(d)	there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

13.7           Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

Article 14
NOTICE

14.1           Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

14.2           Change of address. Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

Article 15
GENERAL PROVISIONS

15.1           Entire agreement. This Agreement constitutes the entire agreement to date between the Parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

15.2           Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns.

15.3           Schedule. The Schedules to this Agreement is hereby incorporated by reference into this Agreement in its entirety.

15.4           Time of the essence. Time will be of the essence of this Agreement.

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

15.5          Representation and costs. It is hereby acknowledged by each of the Parties that McMillan LLP, Lawyers – Patent & Trade Mark Agents, act solely for the Purchaser and, correspondingly, that the Vendor has been required by each of McMillan LLP and the Purchaser to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties that McMillan LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Purchaser and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Purchaser for certain of such persons to act in a similar capacity while acting for the Purchaser as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party to the role and capacity of McMillan LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, McMillan LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by McMillan LLP, shall be at the cost of the Purchaser.

15.6           Applicable law. Except for matters related to the Property, which shall be governed by the laws of the State of Arizona, the situs of this Agreement is Vancouver, British Columbia, Canada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia, Canada, together with the federal laws of Canada applicable therein.

15.7           Further assurances. The Parties hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties or their respective counsel in order to carry out the true nature and intent of this Agreement.

15.8           Invalid provisions. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

15.9           Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States.

15.10           Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

15.11           Captions. The captions, section numbers, Article numbers and Schedule numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

15.12           Counterparts. This Agreement may be signed by the Parties in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, will be deemed to bear the Effective Date as set forth on the front page of this Agreement.

15.13           No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

15.14           Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other Party in the performance by such other of its obligations hereunder shall:

(a)	be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)	be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)	constitute a general waiver under this Agreement; or

(d)	eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

     IN WITNESS WHEREOF each of the Parties has hereunto set its seal by the hand of its duly authorized signatory as of the Effective Date as set forth on the front page of this Agreement.

The COMMON SEAL of	)
COOPER MINERALS, INC.,	)
the Vendor herein,	)
was hereunto affixed in the presence of:	)	(C/S)
)
/s/ signed	)
Authorized Signatory	)

The COMMON SEAL of	)
URANIUM ENERGY CORP.,	)
the Purchaser herein,	)
was hereunto affixed in the presence of:	)	(C/S)
)
/s/ Mark Katsumata	)
Authorized Signatory	)

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

Schedule A

     This is Schedule “A” to that certain Property Acquisition Agreement as entered into between the Vendor (Cooper Minerals, Inc.) and the Purchaser (Uranium Energy Corp.).

Purchase and Royalty Agreement

Refer to the copy of the Purchase and Royalty Agreement attached hereto.
__________

-- Property Acquisition Agreement --
-- Uranium Energy Corp. --

**PURCHASE AND ROYALTY AGREEMENT**

Between: **COOPER MINERALS, INC.**, a Nevada corporation, whose address is 630 E. Plumb Lane, Reno, Nevada, 895021, telephone number (775) 323-5282, facsimile number (775) 323-3699 (hereinafter, the "Purchaser"),

and

**NOEL COUSINS**, a single man, whose address is P.O. Box 37061, Tucson, Arizona 85740, telephone number (520) 498-9958, facsimile number (520) 498-9959 and **STEVEN VAN ERT**, a single man, whose address is P.O. Box 3785, Chatsworth, California 91313, telephone number (818) 998-5399, facsimile number (818) 998-5399 (hereinafter, the "Vendors")

Whereas, the Vendors are the legal and beneficial owners of a 100% interest in two (2) unpatented lode mining claims in Gila county, Arizona, namely the Lucky Stop #3 and WC2, BLM Serial Numbers AMC349763 and AMC349804 (the "Claims"), free and clear of all encumbrances; AND WHEREAS the Purchaser wishes to purchase the Claims under the following conditions:

1. The Purchaser has agreed to pay to the Vendors an aggregate total of US $15,000.00 as follows:

   (a) US $2,000.00 on January 21, 2004 (the "Effective Date") (receipt of which is acknowledged);

   (b) US $1,000.00 on March 22, 2004 (receipt of which is acknowledged);

   (c) US $1,000.00 on May 20, 2004 (receipt of which is acknowledged);

   (d) US $1,000.00 on June 17, 2004 (receipt of which is acknowledged); and

   (e) US $10,000.00 at the closing to be held on August 17, 2004 (the "Closing" or the "Closing Date").

2. If the Purchaser undergoes a reorganization by which it becomes a public company, a subsidiary of a public company or vends the Claims to a public company (a "Transaction"), none of which is represented or warranted herein, it shall cause the public company entity to grant a nontransferable right (the "Option") to each of the Vendors to purchase 750,000 shares in the capital stock of such company, exercisable within a period of five (5) years from the date any Transaction is completed, at an exercise price (the "Exercise Price") equal to the greater of (1) $0.01 (CDN, if a Canadian stock exchange) in excess of the closing price of the shares of such public company on the day prior to the announcement of such reorganization or (2) the price of any concurrent financing

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completed by such public company and, upon exercise of the Option, the Option shares shall only be subject to such resale restrictions as may be imposed by any securities regulatory authority or stock exchange having jurisdiction (the "Authority"). For greater certainty, no provision accelerating the exercise of the Option or imposing resale restrictions other than those imposed by such Authority shall be binding upon the Vendors. The Option shall be issued by the Purchaser or its assign to the Vendors within five business days of the date the Purchaser or its assign obtains, from such Authority, the required regulatory or stock exchange approval for a Transaction. The Option, and any shares issued to the Vendors on the exercise of the Option shall have no par value.

3. In the event that a Transaction has not been concluded within four (4) years from the date of the Closing, this Purchase and Royalty Agreement shall terminate and the Claims shall revert and be transferred to the Vendors, by the Purchaser or its assign, without payment of any consideration therefor.

4. The closing of the purchase of the Claims by the Purchaser shall take place at the Closing. The Vendors hereby and at the Closing represent and warrant that:

(a) they are, subject to the paramount rights of the United States, the owners of an undivided 100% legal and beneficial interest in and to the Claims;

(b) the Claims are free and clear of any encumbrances, liens or charges and neither they nor any of their predecessors in interest or title have done anything whereby the Claims may be encumbered;

(c) the Claims are in good standing under all applicable laws and regulations and all assessment work or claim maintenance fees required by applicable law has been performed and filed and all taxes have been paid;

(d) the Claims have been properly located and staked and recorded in compliance with the laws of the jurisdiction in which they are situated, and that there are no disputes over title to the Claims, except that no representation is made related to the existence of discovery of valuable mineral within the Claims;

(e) they have the right to enter into this Agreement and to dispose of 100% of their right, title and interest in and to the Claims to the Purchaser;

(f) upon the payment of all the amounts specified in paragraph 1 above, the Vendors shall execute and deliver a quit claim deed or such other documents as the Purchaser may reasonably require transferring 100% of their right, title and interest in and to the Claims to the Purchaser subject to a reservation of a royalty, which deed and royalty shall be in the form of the Quitclaim Deed and Reservation of Royalty attached hereto as Appendix A. Purchaser shall record the Quitclaim Deed in the official records of Gila County immediately after Closing and shall also file a copy thereof with the Arizona State Office of the Bureau of Land Management as a Notice of Transfer of Interest not more than 60 days after Closing, and

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(g) to the knowledge of the Vendors there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof or interest therein and no person holds any royalty or interest whatsoever in production or profits from the Claims or any portion thereof.

The representations and warranties herein shall apply to all assignments, conveyances, transfers and documents delivered in connection with this Purchase and Royalty Agreement and there shall be no merger of any representations and warranties in such assignments, conveyances, transfers and documents notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived. The Purchaser shall have the right to waive any representation and warranty made by the Vendors in the Purchaser's favour without prejudice to any of its recourses with respect to any other breach by the Vendor. All of the representations and warranties contained in this Agreement shall survive the closing of this transaction.

5. The Purchaser agrees to indemnify and save harmless the Vendors from and against all suits, claims, demands, losses and expenses that directly arise from the Purchaser's activities on the Claims. The Vendors hereby reciprocally indemnify and save harmless the Purchaser from and against all suits, claims, demands, losses and expenses that directly arise from the Vendors' activities on the Claims.

6. (a) The Vendors represent that all available data (both relating to exploration and the interpretive results of exploration) and sampling relating to the Claims in the possession of or controlled by the Vendors has been delivered to the Purchaser. Vendors represent that to the best of their knowledge and belief the data is accurate and the interpretation made in good faith.

(b) The Purchaser shall, annually, provide to the Vendors any and all reports, maps, assay results, drill logs and other geological, geophysical or engineering information relating to the Claims.

7. This Purchase and Royalty Agreement will be binding after execution of this document. The parties may enter into a more formal purchase agreement, but until the formal agreement is signed, the parties will be bound by the terms of this Purchase and Royalty Agreement.

8. The parties agree that the obligations of the Purchaser as specified in the Quitclaim Deed prior to the completion of any Transaction (without limitation including the payment of advance royalty and the inclusion of additional mining claims subject to this Agreement) shall be secured by a Deed of Trust and Assignment of Rents in the form attached hereto as Appendix B. Vendors agree to deposit with counsel for Purchaser a release of the Deed of Trust and Full Reconveyance, which release shall be in the form attached hereto as Appendix C, under instructions that such Deed of Release and Full Reconveyance may be recorded upon approval of granting the Option by any Authority and the completion of any Transaction.

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9. The parties further agree that:

(a) Each of the parties hereby covenants and agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Purchase and Royalty Agreement.

(b) The representations, warranties and covenants in this Purchase and Royalty Agreement will survive any closing or advance of funds and, notwithstanding such closing or advances, will continue in full force and effect.

(c) Any notice required or permitted to be given or delivery required to be made to any party may be effectively given or delivered if it is delivered personally or by telecopy at the addresses or telephone numbers set out above or to such other address or telephone number as the party entitled to or receiving such notice may notify the other party as provided for herein. Delivery shall be deemed to have been received:

(i) the same day if given by personal service or if transmitted by fax; and

(ii) the fifth business day next following the day of posting if sent by regular post.

(d) This Purchase and Royalty Agreement will be governed by and be construed in accordance with the laws of the State of Arizona and applicable laws of the United States concerning unpatented mining claims. Any disputes between the parties shall be settled by arbitration under the terms of the Arbitration Provisions appended hereto as Appendix D.

(e) This Purchase and Royalty Agreement will be binding upon and enure to the benefit of the parties hereto and their respective heirs and executors and successors and assigns as the case may be.

(f) This Purchase and Royalty Agreement constitutes the entire agreement between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied. The recitals and appendices form a part of and are incorporated by reference into this Purchase and Royalty Agreement.

(g) No modification or amendment to this Purchase and Royalty Agreement may be made unless agreed to by the parties thereto in writing.

(h) If any provision of this Purchase and Royalty Agreement will be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions will remain in full force and effect.

(i) Time is of the essence.

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(j) This Purchase and Royalty Agreement may be executed in any number of counterparts with the same effect as if all parties to this Purchase and Royalty Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument and any facsimile signature shall be taken as an original

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Purchase and Royalty Agreement as of the Effective Date.

**PURCHASER:**

**COOPER MINERALS, INC.**

By: ______________________
President

**VENDORS:**

______________________
Noel Cousins

______________________
Steven Van Ert

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(j). This Purchase and Royalty Agreement may be executed in any number of counterparts with the same effect as if all parties to this Purchase and Royalty Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument and any facsimile signature shall be taken as an original

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Purchase and Royalty Agreement as of the Effective Date.

**PURCHASER:**

**COOPER MINERALS, INC.**

By: ______________________
President

**VENDORS:**

______________________
Noel Cousins

______________________
Steven Van Ert

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**APPENDIX A**

After recording, return to:

John C. Lacy, Esq.
DeConcini McDonald
Yetwin & Lacy, P.C.
2525 E. Broadway Blvd., Suite 200
Tucson, AZ 85716

**QUITCLAIM DEED**
**AND RESERVATION OF ROYALTY INTEREST**

**FOR AND IN CONSIDERATION** of royalties reserved hereunder and the promises made under the terms of that certain Purchase and Royalty Agreement made and entered into as of the 21st day of January, 2004 (the "Effective Date"), **NOEL COUSINS,** a single man, whose address is P.O. Box 37061, Tucson, Arizona 85740, and **STEVEN VAN ERT**, a single man, whose address is P.O. Box 3785, Chatsworth, California 91313 ("Grantors"), do hereby quitclaim unto **COOPER MINERALS, INC.**, a Nevada corporation, whose address is c/o Laub & Laub, 630 E. Plumb Lane, Reno, Nevada 89502 ("Grantee"), all of their right, title and interest in and to the following unpatented lode mining claims located in Gila County, Arizona (the "Claims"), the location notices of which are of record in the official records of Gila County and in the Arizona State Office of the Bureau of Land Management as follows:

| Name of Claim | Gila County Recording | BLM Serial Number |
|---|---|---|
| Lucky Stop #3 | Fee # 1998 2211 | A MC 349763 |
| WC2 | Fee # 1998 3436 | A MC 349804 |

**EXCEPTING AND RESERVING UNTO THE GRANTORS,** a Net Smelter Revenue Royalty (the "Royalty" herein) of three (3%) percent of Net Smelter Revenue (as hereinafter defined) from the sale or other disposition of Products from the Claims (and any mining claims acquired by Grantee within the area of interest as defined in that certain Purchase and Royalty Agreement between the parties, a memorandum of which is of record in Instrument Number ____________ of the Recorder of Gila County, Arizona). As used herein, the term "Net Smelter Revenue" shall be the "Gross Revenue" received by the Grantee from the purchaser of "Products" less "Permissible Deductions." As used herein, the words used above are defined as follows:

(a) "Gross Revenue" means the aggregate of the following amounts received by Grantee in each quarterly period:

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(i) the revenue or other value received by the Grantee from arm's length purchasers of all minerals or mineral products produced from the Property (the "Products");

(ii) the fair market value of all Products disposed of by the Grantee in such period to persons not dealing at arm's length with the Grantee; and

(iii) any proceeds of insurance on Products;

(b) "Permissible Deductions" means the aggregate of the following charges (to the extent that they are not deducted by any purchaser in computing payment) that are paid by Grantee in each quarterly period:

(i) sales charges levied by an sales agent on the sale of Products;

(ii) transportation costs for Products from the concentrator or other place of treatment to the place of delivery of Products to a purchaser thereof, including shipping, freight, handling and forwarding expenses;

(iii) all costs, expenses and charges of any nature whatsoever which are either paid or incurred by the Grantee in connection with refinement of Products after leaving the Property, including all weighing, sampling, assaying and representation costs, metal losses, any umpire charges, and any penalties charged by the processor, refinery or smelter; and

(iv) all insurance costs on Products, and any government royalties, production taxes, severance taxes and sales and other taxes levied on ore, Products or on the production or value thereof (other than any Federal or State taxes levied on the income or profit of the Grantee);

provided, that where a cost or expense otherwise constituting a Permissible Deduction is incurred by the Grantee in a transaction with a party with whom it is not dealing at arm's length (as that term is defined in the Income Tax Act (Canada)), such cost or expense may be deducted, but only as to the lesser of the actual cost incurred by the Grantee or the fair market value thereof, calculated at the time of such transaction and under all the circumstances thereof.

The Royalty reserved herein shall be subject to the following:

1. PAYMENT OF ROYALTY

a. *Frequency of Payment of Royalty.* The payment on account of the Royalty for each calendar quarter will be calculated and paid within sixty (60) days after the end of each calendar quarter.

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b. *Method of Making Payments*. All payments required hereunder shall be mailed or delivered to a single depository as Grantors may instruct. The Grantee will have no responsibility as to the division of the Royalty payments among parties constituting the Grantors and if the Grantee makes a payment or payments on account of the Royalty in accordance with the provisions of this instrument, it will have no further responsibility for distribution of the Royalty. All charges of the agent, trustee or depository will be borne solely by the parties receiving payments of Royalty.

2. ADVANCE ROYALTY PAYMENTS

The Royalty granted herein shall be additionally subject to the following advance royalty payments (which shall be deducted from the payment of the Royalty described above) to the Grantors on the following anniversary dates of the Effective Date:

a. $25,000.00 due on the first anniversary of the Effective Date; [illegible] 21, 2005

b. $25,000.00 due on the second anniversary of the Effective Date; 2006

c. $25,000.00 due on the third anniversary of the Effective Date; 2007

d. $50,000.00 due on the fourth anniversary of the Effective Date; 2008

e. $50,000.00 due on the fifth anniversary of the Effective Date; 2009

f. $75,000.00 due on the sixth anniversary of the Effective Date; 2010

g. $75,000.00 due on the seventh anniversary of the Effective Date; and 2011

h. $100,000.00 on each anniversary thereafter. 2012

3. GRANTEE'S RIGHTS TO REDUCE ROYALTY

The Grantee shall have the right, exercisable at any time within 20 years from the Effective Date, to reduce the Royalty from 3% to one-and-a-half percent (1.5%) by paying to the Grantors the aggregate sum of US$1,000,000.00 (US$500,000.00 to each Grantor).

4. RECORDS AND REPORTS

a. *Information*. Smelter settlement sheets, if any, and a statement setting forth calculations in sufficient detail to show the payment's derivation (the "Statement") shall be submitted with the payment of Royalty hereunder. If the final amounts required for the calculation of the payment on account of the Royalty are not available within the time period referred to above, then provisional amounts will be estimated and such payment will be paid on the basis of this provisional calculation. Positive or negative adjustments will be made to the payment on account of the Royalty for the succeeding quarter.

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b. *Inspection.* Within ninety (90) days following the end of each calendar year, commencing with the year in which the Claims are brought into commercial production (not inclusive of any bulk sampling programs), the Grantee shall deliver to Grantors a final statement of the Royalty paid for said calendar year. The Grantors shall have the right within a period of three (3) months from receipt of such statements to inspect the Grantee's books and records relating thereto and to conduct an independent audit of such books and records at its own cost and expense.

c. *Objections.* If Grantors do not request an inspection of Grantee's books and records during the three-month period referred to in the preceding paragraph, all payments of Royalty for the annual period will be considered final and in full satisfaction of all obligations of the Grantee with respect thereto. If Grantors dispute any calculation of Royalty, Grantors shall deliver to the Grantee a written notice (the "Objection Notice") describing and setting forth a specific objection within sixty (60) days after receipt by the Grantors of the final statement. If such audit determines that there has been a deficiency or an excess in the payment made to the Grantors, such deficiency or excess will be resolved by adjusting the next quarterly payment due hereunder. The Grantors will pay all the costs and expenses of such audit unless a deficiency of five (5%) percent or more of the amount due is determined to exist. The Grantee will pay the costs and expenses of such audit if a deficiency of five (5%) percent or more of the amount due is determined to exist. All books and records used and kept by the Grantee to calculate the Royalty due hereunder will be kept in accordance with generally accepted accounting principles.

d. *Evidence of Maintenance of the Claims.* Grantee shall deliver to Grantors, not later than the date six weeks prior to the date for the payment of annual claim maintenance fees (currently September 1), evidence that the fee has been timely paid, and shall thereafter, prior to December 1 of each year, deliver to Grantors a copy of a "Notice of Intent to Hold" for the Claims as recorded in the official records of Gila County.

5. HEDGING TRANSACTIONS

All profits and losses resulting from the Grantee engaging in any commodity futures trading, option trading, metals trading, gold loans or any combination thereof, and any other hedging transactions with respect to Products which is a precious metal (collectively, "Hedging Transactions") are specifically excluded from calculations of the payments of Royalty hereunder (it being the intent of the parties that the Grantee will have the unrestricted right to market and sell Products to third parties in any manner it chooses and that the Grantors will not have any right to participate in such marketing activities or to share in any profits or losses therefrom). All Hedging Transactions by the Grantee and all profits or losses associated therewith, if any, will be solely for the Grantee's account. The amount of Gross Revenue derived from all Products subject to Hedging Transactions by the Grantee will be determined pursuant to the provisions of this Section 5. As to precious metals subject to Hedging Transactions by the Grantee, Royalty will be determined without reference to Hedging Transactions and will be determined by using, for gold, the quarterly average price of gold, which will be calculated by dividing the sum of all London Bullion Market Association P.M. Gold Fix prices reported for the calendar quarter in

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question by the number of days for which such prices were quoted, and for silver, the quarterly average price of silver, which will be calculated by dividing the sum of all New York Commodity Exchange ("COMEX") prices for silver quoted by and at the closing of COMEX reported for the calendar quarter in question by the number of days for which such prices were quoted, less, in each case, an amount reasonably equivalent to the deductions permitted pursuant to the "Permissible Deductions" set out above. Any Products subject to Hedging Transactions will be deemed to be sold, and revenues received therefrom only on the date of final settlement of the amount of refined Products allocated to the account of the Grantee by a third party refinery in respect of such transactions. Furthermore, the Grantee will have no obligation to fulfil any futures contracts, forward sales, gold loans or other Hedging Transactions which the Grantee may hold with Products.

6. APPLICATION TO ADDITIONAL PROPERTIES

The Royalty granted herein shall be subject to the right of the Grantors to include any additional unpatented mining claims within ten (10) miles of the exterior boundaries of the Claims located or acquired by the Grantee or any assignee of Grantee wherein the Royalty described above will be payable in respect of all Yellow Cake and other minerals produced from such additional claims provided the Grantors shall have given prior written notice to include such additional claims.

7. INUREMENT

The Royalty reserved herein shall run with the land and be binding on all subsequent owners of the Claims, including any amendments, relocations, patents of the same or additional or alternative rights to mine as may be conferred by any changes in the mineral laws of the United States.

8. NOTICES

All notices required or permitted to be given hereunder shall be given in writing and shall be sent by the parties by registered or certified mail, telex, facsimile transmission or by express delivery service to the address set forth in the identification of the parties in the headings of this Quitclaim Deed or to such other address as either party may later designate by like notice to the other. All notices required or permitted to be given hereunder shall be deemed to have been given upon the earliest of (1) actual receipt, (2) acknowledgment in any form of receipt of telex or facsimile transmission, (3) the business day next following deposit with an express delivery service, properly addressed, or (4) seventy-two (72) hours after deposit with the U.S. Mails, properly addressed with postage prepaid.

9. ASSIGNMENTS BY GRANTORS

Grantors may transfer, pledge, mortgage, charge or otherwise encumber all or any part of their right, title and interest in and to the Royalty reserved hereunder, provided, however, that Grantee shall be under no obligation to make its payments hereunder to such assignee, transferee,

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pledgee or other third party until Grantee's receipt of Notice concerning the assignment or transfer.

10. INTERPRETATION

a. *Governing Law; Venue.* The provisions and interpretation of this Quitclaim Deed shall be governed by the laws of the State of Arizona without regard to conflicts of laws principles. Any dispute concerning this Quitclaim Deed shall be adjudicated in either the state or federal courts in and for the State of Arizona.

b. *Invalidity of Provisions.* If any term or other provision of this Quitclaim Deed is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Quitclaim Deed shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Quitclaim Deed so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

IN WITNESS WHEREOF, the Grantors have executed and delivered this Quitclaim Deed and Reservation of Royalty Interest as of the Effective Date.

**GRANTORS:**

By:____________________________
Noel Cousins

By:____________________________
Steven Van Ert

The undersigned Grantee hereby accepts this Quitclaim Deed and the Reservation of Royalty Interest made therein.

**GRANTEE:**

**COOPER MINERALS, INC.**

By:____________________________

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STATE OF ARIZONA )
) ss.
County of Pima )

The foregoing instrument was acknowledged before me this _____ day of August, 2004, by NOEL COUSINS, a single man.

______________________________
Notary Public

STATE OF CALIFORNIA )
) ss.
County of )

The foregoing instrument was acknowledged before me this _____ day of August, 2004, by STEVEN VAN ERT, a single man.

______________________________
Notary Public

PROVINCE OF BRITISH COLUMBIA )
) ss.
)

The foregoing instrument was acknowledged before me this _____ day of August, 2004, by ________________, the ______________ of COOPER MINERALS, INC., a Nevada corporation, for and on behalf of the corporation.

______________________________
Notary Public

## APPENDIX B

After recording return to:
John C. Lacy
DeConcini McDonald Yetwin & Lacy, P.C.
2525 E. Broadway, Suite 200
Tucson, Arizona 85716

## DEED OF TRUST AND ASSIGNMENT OF RENTS

**BY THIS DEED OF TRUST,**

made this ____ day of August, 2004,

between **COOPER MINERALS, INC.**, a Nevada corporation, whose address is 630 E. Plumb Lane, Reno, Nevada 89521 (the "Trustor" herein),

**MICHAEL R. URMAN**, an attorney licensed to practice law in Arizona, whose mailing address is 2525 E. Broadway, Suite 200, Tucson, Arizona 85716 (the "Trustee" herein),

and

**NOEL COUSINS**, a single man, whose address is P.O. Box 37061, Tucson, Arizona 85740, and **STEVEN VAN ERT**, a single man, whose address is P.O. Box 3785, Chatsworth, California 91313 (the "Beneficiaries" herein), the Trustor hereby conveys, transfers and assigns to Trustee in Trust, with Power of Sale, those certain unpatented mining claims located in Gila County, Arizona, the location notices of which are of record in the official records of Gila County and the Arizona State Offices of the Bureau of Land Management as follows:

| Name of Claim | Gila County Recording | BLM Serial Number |
|---|---|---|
| Lucky Stop #3 | Fee # 1998 2211 | A MC 349763 |
| WC2 | Fee # 1998 3436 | A MC 949804 |

(the "Property" herein); TOGETHER WITH the rents, issues, profits and income thereof (all of which are hereinafter called "Property Income"), SUBJECT HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiaries to collect and apply such Property Income.

This Deed of Trust is given for the purpose of securing: (1) the performance of each agreement of Trustor herein contained, and (2) payment of the indebtedness and other obligations evidenced by the advance royalty payments and rights in additional properties as specified in that certain Quitclaim Deed of even date by which the Property was conveyed to Trustor by Beneficiaries.

To protect the security of this Deed of Trust, it is agreed that:

1. OBLIGATIONS OF TRUSTOR

a. *Conduct of Operations* - All work performed by Trustor on the Property until the obligations under this Deed of Trust have been satisfied and this Deed of Trust has been released shall be done in a good and workmanlike manner and in compliance with all state or federal laws and regulations governing mineral exploration, development, mining and processing operations.

b. *Protection from Liens* - Trustor shall pay all expenses incurred by it in its operations on the Property hereunder and shall allow no liens arising from any act of Trustor to remain upon the Property; provided, however, that Trustor shall not be required to remove any such lien as long as Trustor is contesting in good faith the validity or amount thereof.

c. *Payment of Taxes* - Trustor shall pay all taxes and assessments levied upon or against the Property or any mineral production therefrom.

d. *Indemnity* - Trustor shall protect, defend and indemnify Trustee against and hold Beneficiaries and Trustee harmless from any suit, claim, judgment or demand, administrative proceeding or sanction, expense, including reasonable attorneys' fees, whatsoever arising out of Trustor's exploration, development, mining and mineral processing activities on the Property, provided that if the Beneficiaries or any person or instrumentality acting on behalf of Beneficiaries shall have been a contributing cause to the event giving rise to such suit, claim, demand or judgment, Trustor and Beneficiaries shall be responsible to the extent that each contributed to the cause giving rise to such suit, claim, demand or judgment.

e. *Maintenance of Unpatented Mining Claims* - Trustor agrees to pay all governmental fees required by law in order to maintain the unpatented mining claims included within the Property. The Trustor shall further record with the appropriate county and file with the appropriate United States agency any required affidavits, notices of intent to hold and other documents in proper form attesting to the payment of governmental fees and another other action or declaration in sufficient detail to reflect compliance with the requirements applicable to and required for the maintenance of the unpatented mining claims. Trustor shall provide proof of payment of the claim maintenance fee to Beneficiaries not later than ten (10) days prior to the due date (currently September 1 of each year).

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2. DEFAULT AND FORECLOSURE

a. *Notice of Foreclosure by Trustee* - If Trustor defaults in the performance of its obligations under the terms of this Deed of Trust, Trustee shall give Trustor written notice specifying the default. If the default is not cured within thirty (30) days after Trustor has received the notice, or in the case of defaults not requiring the payment of funds, if Trustor has not within that time begun action to cure the default and does not thereafter diligently prosecute such action to completion, Trustee shall, upon delivery to Trustee of a written declaration by Beneficiaries that the obligations under this Deed of Trust have not been performed, (1) declare all sums secured hereby immediately due and payable and (2) on delivery by Beneficiaries to Trustee of written notice of election to have the Property sold, and after the giving of notice of sale in the manner provided by law, proceed to sell the Property at public auction the property under the power of sale contained herein. If Trustor in good faith disputes the existence of a default, Trustor shall initiate appropriate action in a court of competent jurisdiction within the 30-day period and the time to cure shall run from the date of a final determination that a default exists. Upon issuance of a notice of default, Beneficiaries shall deposit with Trustee this Deed of Trust and all documents evidencing obligations secured hereby.

b. *Foreclosure Sale* - At any sale of the Property under the power of sale contained herein, any person, including Trustor, Trustee or Beneficiaries, may purchase at such sale. Trustee shall deliver to the purchaser at such sale its Trustee's Deed, without covenant or warranty, express or implied to the Property so sold. Trustee shall apply the proceeds of the Trustee's sale in the manner provided by law after first deducting costs and expenses of exercising the power of sale, and of the sale, including but not limited to costs of evidence of title, the Trustee's fees and Trustee's attorney's fees, if any. The purchaser at the Trustee's sale shall be entitled to immediate possession of the Property as against the Trustor and shall have a right to the summary proceedings to obtain possession provided in A.R.S.§ 12-1171 *et seq*., together with costs and reasonable attorney's fee.

c. *Delivery of Data* - If this Deed of Trust is foreclosed or the Property is otherwise deeded back to Beneficiaries without foreclosure action, upon written request given by Beneficiaries within thirty (30) days from and after foreclosure or other conveyance of the Property to Beneficiaries, Trustor shall, within a reasonable time, furnish Beneficiaries copies of all available noninterpretive exploration, development and mining data pertaining to the Property prepared by or for Trustor.

3. TITLE MATTERS

a. *Defense of Actions* - Trustor shall appear in and defend any action or proceeding purporting to affect the possessory rights in the Property or the rights or powers of the Beneficiaries or Trustee; and shall pay all costs and expenses, including cost of evidence of title and reasonable attorneys' fees, in such action or proceeding in which Beneficiaries or Trustee may appear, and in any suit brought by Beneficiaries to foreclose this Deed of Trust.

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b. *Amendment, Relocation and Patent of Mining Claims* - Trustor shall have the right to amend, relocate or patent in its name any of the unpatented claims that are secured by this Deed of Trust that Trustor, in its sole discretion, deems advisable to amend, relocate or patent. Trustor shall not be liable to Trustee or Beneficiaries for any act (or failure to act) by it or any of its agents in connection with the amendment, relocation or patent of such claims as long as such act (or omission) does not arise from gross negligence or is not made in bad faith. Further, if the laws of the United States concerning acquisition of mineral rights on federally managed lands is repealed, amended, or new legislation is enacted, Trustor shall have the right to take whatever action it deems appropriate to preserve a right to explore for, develop, and mine from the Property. Any unpatented mining claim so amended or relocated, patented mining claim or any additional or new right acquired by Trustor under amendments or changes made to the United States mineral land laws shall be subject to the terms of this Deed of Trust as if described herein.

c. *Condemnation Awards* - Any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiaries and shall be applied as advance royalty under the terms of the Quitclaim Deed and Reservation of Royalty Interest of even date by which the Property was conveyed to Trustor.

4. RELEASE

As part of the closing of any Transaction, as defined in the Purchase and Royalty Agreement, the Trustee shall, by Deed of Release and Full Reconveyance, release and reconvey the Property, without covenant or warranty, express or implied. The recitals in such Deed of Release and Full Reconveyance of any matters shall be conclusive proof of the truthfulness thereof. The grantee in such Deed of Release and Full Reconveyance may be described as "The Person or Persons Legally Entitled Thereto."

5. TRUSTEE'S RIGHTS AND OBLIGATIONS

a. *Acceptance* - Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiaries or Trustee shall be a party unless brought by Trustee.

b. *Resignation* - Trustee herein may resign by mailing or delivering notice thereof to Beneficiaries and to Trustor. Upon such resignation, the Beneficiaries may appoint a successor trustee, which appointment shall constitute a substitution of trustee upon the mailing and recording of written notice thereof by the Beneficiaries in the manner prescribed by law for the substitution of a trustee of a deed of trust. A successor trustee herein shall, without

- 4 -

conveyance from the predecessor trustee, succeed to all the predecessor's title, estate, rights, powers and duties.

6. INUREMENT

This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns.

7. CONSTRUCTION

a. *Time of Essence* - By accepting payment of any sum secured hereby after its due date, Beneficiaries do not waive their right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay. Time is of the essence of this Deed of Trust and each and every provision hereof.

b. *No Implied Covenants* - It is expressly agreed that no implied covenant or condition whatsoever shall be read into any obligation of Trustor, either under this Deed of Trust, the Purchase and Royalty Agreement or the Quitclaim Deed and Reservation of Royalty Interest relating to any time frame as the measure of diligence for prospecting, mining, resumption of mining if mining operations once commenced are suspended, or any operations of Trustor hereunder.

IN WITNESS WHEREOF, this Deed of Trust has been executed as of the date recited above.

TRUSTOR:

COOPER MINERALS, INC.

By______________________________

- 5 -

STATE OF )
) ss.
County of )

The foregoing instrument was acknowledged before me this ___ day of August, 2004, by ______________________, the ________________ of Cooper Minerals, Inc., a Nevada corporation, for and on behalf of the corporation.

My commission expires:

______________________________
Notary Public

F:\files\docs\COUS01\930859\DOC\DI6612.WPD

- 6 -

## APPENDIX C

After recording, please return to:

## DEED OF RELEASE AND FULL RECONVEYANCE

**NOEL COUSINS,** a single man, and **STEVEN VAN ERT,** a single man, as Beneficiaries under the Deed of Trust And Assignment Of Rents dated August _____, 2004, in which **COOPER MINERALS, INC.**, a Nevada corporation (as Trustor), **MICHAEL R. URMAN** is designated as Trustee, and recorded on ______________, as Fee # 2004 __________ of the official records of the Recorder of Gila County, Arizona, does hereby release and reconvey, without covenant or warranty, express or implied, to The Person or Persons Legally Entitled Thereto, all right, title and interest now held by said Trustee thereunder in and to those certain unpatented mining claims located in Gila County, Arizona, the location notices of which are of record in the official records of Gila County and the Arizona State Offices of the Bureau of Land Management as follows:

| **Name of Claim** | **Gila County Recording** | **BLM Serial Number** |
|---|---|---|
| Lucky Stop #3 | Fee # 1998 2211 | A MC 349763 |
| WC2 | Fee # 1998 3436 | A MC 949804 |

The undersigned Beneficiaries hereby releases the property herein reconveyed by said Trustee from any and all interest of Beneficiaries therein as was created by said Deed of Trust.

Dated: ____________, 2004.

**BENEFICIARIES**

______________________________
Noel Cousins

______________________________
Steven Van Ert

STATE OF ARIZONA )
) ss.
County of Pima )

The foregoing instrument was acknowledged before me this ___ day of __________, 2004, by **NOEL COUSINS,** a single man.

My Commission Expires:

______________________________
Notary Public

STATE OF CALIFORNIA )
) ss.
County of )

The foregoing instrument was acknowledged before me this ___ day of __________, 2004, by **STEVEN VAN ERT,** a single man.

My Commission Expires:

______________________________
Notary Public

# APPENDIX D

# ARBITRATION PROVISIONS

## I. PURPOSE.

The following procedures and substantive matters shall be followed to resolve disputes arising under or relating to the Agreement, including but not limited to allegations that the Agreement has been terminated.

## II. DEFINITIONS.

For purposes of these Arbitration Provisions capitalized words and phrases defined in the Agreement shall have the same meaning herein, unless otherwise defined in these Arbitration Provisions.

A. "Agreement" shall mean the agreement to which these Arbitration Provisions are appended

B. "AAA" shall mean the American Arbitration Association.

C. "Arbitration Rules" shall mean the Commercial Arbitration Rules of the AAA.

D. "Effective Date" shall mean the date stated as the effective date of the Agreement.

E. "Party" or "Parties" means a party to the Agreement who is a Claimant or Respondent.

F. "Claimant" shall have the meaning given in Section III.b of these Arbitration Provisions.

G. "Respondent" shall have the meaning given in Section III.b of these Arbitration Provisions.

## III. ARBITRATION.

a. *Resolution of Disputes.* Any dispute, controversy or claim arising out of or relating to the Agreement or the subject matter of the Agreement, or the breach, termination, or invalidity of the Agreement, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the AAA in effect on the Effective Date, except as otherwise provided herein.

b. *Appointment of Arbitrator(s).* There shall be one arbitrator appointed by the Parties. If the Parties fail to agree on a single arbitrator within 20 days after arbitration is initiated, there shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with any Party. The Party initiating arbitration ("Claimant") and the Party named as respondent ("Respondent") shall each name an arbitrator in the manner provided by the Commercial Arbitration Rules specified above. Such arbitrators shall, by their agreement, select the third arbitrator. Should the services of an appointment or administering authority be necessary, the appointment or administering authority shall be the AAA. If any Party entitled to name an arbitrator should abstain from doing so, the AAA shall appoint such arbitrator.

c. *Procedure.* The place of arbitration shall be in Phoenix, Arizona, unless otherwise agreed by the Parties. The arbitrator(s) shall apply the law as made applicable by the Agreement. Unless the procedure for discovery is otherwise agreed to by the Parties, the arbitrator or arbitrators, at the request of a Party, may establish rules for pre hearing discovery which shall comport with due process, expeditious determination of the issues and fairness. Unless otherwise agreed by the Parties, the depositions of no more than two witnesses on each side may be taken without the consent of the arbitrator(s). The Federal Rules of Civil Procedure shall govern all aspects of the depositions, including admissibility.

d. *Award.* If more than one arbitrator has been appointed, the decision in the arbitration shall be adopted by majority vote. The decision in the arbitration shall be rendered, unless otherwise agreed by the Parties, no later than 30 days after the date the hearings were closed. The decision of the arbitrator(s) shall be in writing, shall be signed at least by the arbitrators casting the majority vote or by the sole arbitrator, as the case may be, and shall be final and binding on the Parties. If the Parties settle the dispute in the course of arbitration, such settlement shall be approved by the arbitrator(s) on request of either Party and become the award.

-2-

Schedule B

     This is Schedule “B” to that certain Property Acquisition Agreement as entered into between the Vendor (Cooper Minerals, Inc.) and the Purchaser (Uranium Energy Corp.).

Quitclaim Deed and Reservation of Royalty Interest

Refer to the copy of the Quitclaim Deed and Reservation of Royalty Interest attached hereto.
__________

-- Property Acquisition Agreement -- -- Uranium Energy Corp. --

Gila County, AZ
Linda Haught Ortega, Recorder
09/13/2004
02:43PM
Doc Code: QCD
Doc Id: 2004-014254
Receipt #: 27468
Rec Fee: 18.00
DECONCINI, MCDONALD YETWIN
2004-014254
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18.00
Gila County, AZ QCD

After recording, return to:

John C. Lacy, Esq.
DeConcini McDonald
Yetwin & Lacy, P.C.
2525 E. Broadway Blvd., Suite 200
Tucson, AZ 85716

Exempt pursuant to
A.R.S. § 11-1134.A.6

# QUITCLAIM DEED
# AND RESERVATION OF ROYALTY INTEREST

**FOR AND IN CONSIDERATION** of royalties reserved hereunder and the promises made under the terms of that certain Purchase and Royalty Agreement made and entered into as of the 21st day of January, 2004 (the "Effective Date"), **NOEL COUSINS**, a single man, whose address is P.O. Box 37061, Tucson, Arizona 85740, and **STEVEN VAN ERT**, a single man, whose address is P.O. Box 3785, Chatsworth, California 91313 ("Grantor"), do hereby quitclaim unto **COOPER MINERALS, INC.**, a Nevada corporation, whose address is c/o Laub & Laub, 630 E. Plumb Lane, Reno, Nevada 89502 ("Grantee"), all of their right, title and interest in and to the following unpatented lode mining claims located in Gila County, Arizona (the "Claims"), the location notices of which are of record in the official records of Gila County and in the Arizona State Office of the Bureau of Land Management as follows:

| Name of Claim | Gila County Recording | BLM Serial Number |
|---|---|---|
| Lucky Stop #3 | Fee # 1998 2211 | A MC 349763 |
| WC2 | Fee # 1998 3436 | A MC 349804 |

**EXCEPTING AND RESERVING UNTO THE GRANTOR,** a Net Smelter Revenue Royalty (the "Royalty" herein) of three (3%) percent of Net Smelter Revenue (as hereinafter defined) from the sale or other disposition of Products from the Claims (and any mining claims acquired by Grantee within the area of interest as defined in that certain Purchase and Royalty Agreement between the parties. As used herein, the term "Net Smelter Revenue" shall be the "Gross Revenue" received by the Grantee from the purchaser of "Products" less "Permissible Deductions." As used herein, the words used above are defined as follows:

(a) "Gross Revenue" means the aggregate of the following amounts received by Grantee in each quarterly period:

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(i) the revenue or other value received by the Grantee from arm's length purchasers of all minerals or mineral products produced from the Property (the "Products");

(ii) the fair market value of all Products disposed of by the Grantee in such period to persons not dealing at arm's length with the Grantee; and

(iii) any proceeds of insurance on Products;

(b) "Permissible Deductions" means the aggregate of the following charges (to the extent that they are not deducted by any purchaser in computing payment) that are paid by Grantee in each quarterly period:

(i) sales charges levied by an sales agent on the sale of Products;

(ii) transportation costs for Products from the concentrator or other place of treatment to the place of delivery of Products to a purchaser thereof, including shipping, freight, handling and forwarding expenses;

(iii) all costs, expenses and charges of any nature whatsoever which are either paid or incurred by the Grantee in connection with refinement of Products after leaving the Property, including all weighing, sampling, assaying and representation costs, metal losses, any umpire charges, and any penalties charged by the processor, refinery or smelter; and

(iv) all insurance costs on Products, and any government royalties, production taxes, severance taxes and sales and other taxes levied on ore, Products or on the production or value thereof (other than any Federal or State taxes levied on the income or profit of the Grantee);

provided, that where a cost or expense otherwise constituting a Permissible Deduction is incurred by the Grantee in a transaction with a party with whom it is not dealing at arm's length (as that term is defined in the Income Tax Act (Canada)), such cost or expense may be deducted, but only as to the lesser of the actual cost incurred by the Grantee or the fair market value thereof, calculated at the time of such transaction and under all the circumstances thereof.

The Royalty reserved herein shall be subject to the following:

1. PAYMENT OF ROYALTY

a. *Frequency of Payment of Royalty.* The payment on account of the Royalty for each calendar quarter will be calculated and paid within sixty (60) days after the end of each calendar quarter.

b. *Method of Making Payments.* All payments required hereunder shall be mailed or delivered to a single depository as Grantors may instruct. The Grantee will have no responsibility as to the division of the Royalty payments among parties constituting the Grantors

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and if the Grantee makes a payment or payments on account of the Royalty in accordance with the provisions of this instrument, it will have no further responsibility for distribution of the Royalty. All charges of the agent, trustee or depository will be borne solely by the parties receiving payments of Royalty.

2. ADVANCE ROYALTY PAYMENTS

The Royalty granted herein shall be additionally subject to the following advance royalty payments (which shall be deducted from the payment of the Royalty described above) to the Grantors on the following anniversary dates of the Effective Date:

a. $25,000.00 due on the first anniversary of the Effective Date;

b. $25,000.00 due on the second anniversary of the Effective Date;

c. $25,000.00 due on the third anniversary of the Effective Date;

d. $50,000.00 due on the fourth anniversary of the Effective Date;

e. $50,000.00 due on the fifth anniversary of the Effective Date;

f. $75,000.00 due on the sixth anniversary of the Effective Date;

g. $75,000.00 due on the seventh anniversary of the Effective Date; and

h. $100,000.00 on each anniversary thereafter.

3. GRANTEE'S RIGHTS TO REDUCE ROYALTY

The Grantee shall have the right, exercisable at any time within 20 years from the Effective Date, to reduce the Royalty from 3% to one-and-a-half percent (1.5%) by paying to the Grantors the aggregate sum of US$1,000,000.00 (US$500,000.00 to each Grantor).

4. RECORDS AND REPORTS

a. *Information.* Smelter settlement sheets, if any, and a statement setting forth calculations in sufficient detail to show the payment's derivation (the "Statement") shall be submitted with the payment of Royalty hereunder. If the final amounts required for the calculation of the payment on account of the Royalty are not available within the time period referred to above, then provisional amounts will be estimated and such payment will be paid on the basis of this provisional calculation. Positive or negative adjustments will be made to the payment on account of the Royalty for the succeeding quarter.

b. *Inspection.* Within ninety (90) days following the end of each calendar year, commencing with the year in which the Claims are brought into commercial production (not inclusive of any bulk sampling programs), the Grantee shall deliver to Grantors a final statement of the Royalty paid for said calendar year. The Grantors shall have the right within a period of

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three (3) months from receipt of such statements to inspect the Grantee's books and records relating thereto and to conduct an independent audit of such books and records at its own cost and expense.

c. *Objections.* If Grantors do not request an inspection of Grantee's books and records during the three-month period referred to in the preceding paragraph, all payments of Royalty for the annual period will be considered final and in full satisfaction of all obligations of the Grantee with respect thereto. If Grantors dispute any calculation of Royalty, Grantors shall deliver to the Grantee a written notice (the "Objection Notice") describing and setting forth a specific objection within sixty (60) days after receipt by the Grantors of the final statement. If such audit determines that there has been a deficiency or an excess in the payment made to the Grantors, such deficiency or excess will be resolved by adjusting the next quarterly payment due hereunder. The Grantors will pay all the costs and expenses of such audit unless a deficiency of five (5%) percent or more of the amount due is determined to exist. The Grantee will pay the costs and expenses of such audit if a deficiency of five (5%) percent or more of the amount due is determined to exist. All books and records used and kept by the Grantee to calculate the Royalty due hereunder will be kept in accordance with generally accepted accounting principles.

d. *Evidence of Maintenance of the Claims.* Grantee shall deliver to Grantors, not later than the date six weeks prior to the date for the payment of annual claim maintenance fees (currently September 1), evidence that the fee has been timely paid, and shall thereafter, prior to December 1 of each year, deliver to Grantors a copy of a "Notice of Intent to Hold" for the Claims as recorded in the official records of Gila County.

5. HEDGING TRANSACTIONS

All profits and losses resulting from the Grantee engaging in any commodity futures trading, option trading, metals trading, gold loans or any combination thereof, and any other hedging transactions with respect to Products which is a precious metal (collectively, "Hedging Transactions") are specifically excluded from calculations of the payments of Royalty hereunder (it being the intent of the parties that the Grantee will have the unrestricted right to market and sell Products to third parties in any manner it chooses and that the Grantors will not have any right to participate in such marketing activities or to share in any profits or losses therefrom). All Hedging Transactions by the Grantee and all profits or losses associated therewith, if any, will be solely for the Grantee's account. The amount of Gross Revenue derived from all Products subject to Hedging Transactions by the Grantee will be determined pursuant to the provisions of this Section 5. As to precious metals subject to Hedging Transactions by the Grantee, Royalty will be determined without reference to Hedging Transactions and will be determined by using, for gold, the quarterly average price of gold, which will be calculated by dividing the sum of all London Bullion Market Association P.M. Gold Fix prices reported for the calendar quarter in question by the number of days for which such prices were quoted, and for silver, the quarterly average price of silver, which will be calculated by dividing the sum of all New York Commodity Exchange ("COMEX") prices for silver quoted by and at the closing of COMEX reported for the calendar quarter in question by the number of days for which such prices were quoted, less, in each case, an amount reasonably equivalent to the deductions permitted pursuant to the "Permissible Deductions" set out above. Any Products subject to Hedging Transactions will be deemed to be sold, and revenues received therefrom only on the date of final settlement

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of the amount of refined Products allocated to the account of the Grantee by a third party refinery in respect of such transactions. Furthermore, the Grantee will have no obligation to fulfil any futures contracts, forward sales, gold loans or other Hedging Transactions which the Grantee may hold with Products.

6. APPLICATION TO ADDITIONAL PROPERTIES

The Royalty granted herein shall be subject to the right of the Grantors to include any additional unpatented mining claims within ten (10) miles of the exterior boundaries of the Claims located or acquired by the Grantee or any assignee of Grantee wherein the Royalty described above will be payable in respect of all Yellow Cake and other minerals produced from such additional claims provided the Grantors shall have given prior written notice to include such additional claims.

7. INUREMENT

The Royalty reserved herein shall run with the land and be binding on all subsequent owners of the Claims, including any amendments, relocations, patents of the same or additional or alternative rights to mine as may be conferred by any changes in the mineral laws of the United States.

8. NOTICES

All notices required or permitted to be given hereunder shall be given in writing and shall be sent by the parties by registered or certified mail, telex, facsimile transmission or by express delivery service to the address set forth in the identification of the parties in the headings of this Quitclaim Deed or to such other address as either party may later designate by like notice to the other. All notices required or permitted to be given hereunder shall be deemed to have been given upon the earliest of (1) actual receipt, (2) acknowledgment in any form of receipt of telex or facsimile transmission, (3) the business day next following deposit with an express delivery service, properly addressed, or (4) seventy-two (72) hours after deposit with the U.S. Mails, properly addressed with postage prepaid.

9. ASSIGNMENTS BY GRANTORS

Grantors may transfer, pledge, mortgage, charge or otherwise encumber all or any part of their right, title and interest in and to the Royalty reserved hereunder; provided, however, that Grantee shall be under no obligation to make its payments hereunder to such assignee, transferee, pledgee or other third party until Grantee's receipt of Notice concerning the assignment or transfer.

10. INTERPRETATION

a. *Governing Law; Venue.* The provisions and interpretation of this Quitclaim Deed shall be governed by the laws of the State of Arizona without regard to conflicts of laws principles. Any dispute concerning this Quitclaim Deed shall be adjudicated in either the state or federal courts in and for the State of Arizona.

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b. *Invalidity of Provisions.* If any term or other provision of this Quitclaim Deed is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Quitclaim Deed shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Quitclaim Deed so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

IN WITNESS WHEREOF, the Grantors have executed and delivered this Quitclaim Deed and Reservation of Royalty Interest as of the Effective Date.

**GRANTORS:**

By: ______________________
Noel Cousins

By: ______________________
Steven Van Ert

The undersigned Grantee hereby accepts this Quitclaim Deed and the Reservation of Royalty Interest made therein.

**GRANTEE:**

**COOPER MINERALS, INC.**

By: ______________________
President.

- 6 -

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STATE OF ARIZONA )
) ss.
County of Pima )

The foregoing instrument was acknowledged before me this 17th day of August, 2004, by NOEL COUSINS, a single man.

OFFICIAL SEAL
JOHN C. LACY
Notary Public - Arizona
PIMA COUNTY
My Commission Expires
April 17, 2008

Notary Public

STATE OF CALIFORNIA )
) ss.
County of )

The foregoing instrument was acknowledged before me this 18 day of August, 2004, by STEVEN VAN ERT, a single man.

JENNY E. LOPEZ
COMM. #1482258
NOTARY PUBLIC-CALIFORNIA
LOS ANGELES COUNTY
My Comm. Expires April 16, 2008

Notary Public

PROVINCE OF BRITISH COLUMBIA )
) ss.
)

The foregoing instrument was acknowledged before me this 13th day of August, 2004, by E. Clive Ashworth, the President of COOPER MINERALS, INC., a Nevada corporation, for and on behalf of the corporation.

A Notary Public in British Columbia

- 7 -

Schedule C

     This is Schedule “C” to that certain Property Acquisition Agreement as entered into between the Vendor (Cooper Minerals, Inc.) and the Purchaser (Uranium Energy Corp.).

Property

Refer to the materials attached hereto.
__________

-- End of Property Acquisition Agreement --
__________

-- Property Acquisition Agreement -- -- Uranium Energy Corp. --

WC Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| WC #10 | 373946 | 6 North | 14 East | 19 |
| WC #11 | 373947 | 6 North | 14 East | 19 |
| WC #12 | 373948 | 6 North | 14 East | 19 |
| WC #13 | 373949 | 6 North | 14 East | 19 |
| WC #14 | 373950 | 6 North | 14 East | 19 |
| WC #15 | 373951 | 6 North | 14 East | 19 |
| WC #16 | 373952 | 6 North | 14 East | 19 |
| WC #17 | 373953 | 6 North | 14 East | 19 |
| WC #18 | 373954 | 6 North | 14 East | 19 |
| WC #19 | 373955 | 6 North | 14 East | 19 |
| WC #20 | 373956 | 6 North | 14 East | 19 |
| WC #21 | 373956 | 6 North | 13 East | 24 |
| WC #22 | 373957 | 6 North | 13 East | 24 |
| WC #23 | 373958 | 6 North | 14 EAST | 18 |
| WC #24 | 373959 | 6 North | 14 EAST | 18 |
| WC #25 | 363882 | 6 North | 14 EAST | 19 |
| WC #30 | 363887 | 6 North | 14 EAST | 30 |
| WC #31 | 363888 | 6 NORTH | 14 EAST | 30 |
| WC #32 | 363889 | 6 NORTH | 14 EAST | 30 |
| WC #33 | 363890 | 6 NORTH | 14 EAST | 30 |
| WC #34 | 363891 | 6 NORTH | 14 EAST | 30 |
| WC #35 | 363892 | 6 NORTH | 14 EAST | 29&30 |
| WC #36 | 363893 | 6 NORTH | 14 EAST | 29&30 |
| WC #37 | 363894 | 6 NORTH | 14 EAST | 20&29&30 |
| WC #38 | 363895 | 6 NORTH | 14 EAST | 20&29 |
| WC #39 | 363896 | 6 NORTH | 14 EAST | 296 |
| WC #40 | 363897 | 6 NORTH | 14 EAST | 29 |
| WC #41 | 363898 | 6 NORTH | 14 EAST | 29 |
| WC #42 | 363899 | 6 NORTH | 14 EAST | 29&30 |
| WC #43 | 363900 | 6 NORTH | 14 EAST | 29&30 |
| WC #44 | 363901 | 6 NORTH | 14 EAST | 29 |
| WC #45 | 363902 | 6 NORTH | 14 EAST | 29 |
| WC #46 | 363903 | 6 NORTH | 14 EAST | 29 |
| WC #47 | 363904 | 6 NORTH | 14 EAST | 29 |
| WC #48 | 363905 | 6 NORTH | 14 EAST | 29 |
| WC #49 | 363906 | 6 NORTH | 14 EAST | 19 |

LS Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
| --- | --- | --- | --- | --- |
| LS #11 | 363804 | 6 NORTH | 14 EAST | 30 |
| LS #12 | 363805 | 6 NORTH | 14 EAST | 30 |
| LS #13 | 363806 | 6 NORTH | 14 EAST | 29&30 |
| LS #14 | 363807 | 6 NORTH | 14 EAST | 29&30 |
| LS # 15 | 363808 | 6 NORTH | 14 EAST | 30 |
| LS #16 | 363809 | 6 NORTH | 14 EAST | 30 |
| LS #17 | 363810 | 6 NORTH | 14 EAST | 30&31 |
| LS #18 | 363811 | 6 NORTH | 14 EAST | 30 |
| LS #19 | 363812 | 6 NORTH | 14 EAST | 29&32 |
| LS #20 | 363813 | 6 NORTH | 14 EAST | 29&32 |
| LS #21 | 363814 | 6 NORTH | 14 EAST | 30 |
| LS #22 | 363815 | 6 NORTH | 14 EAST | 30&31 |
| LS #23 | 363816 | 6 NORTH | 14 EAST | 30&31 |
| LS #24 | 363817 | 6 NORTH | 14 EAST | 30 |
| LS #25 | 363818 | 6 NORTH | 14 EAST | 30&31 |
| LS #26 | 363819 | 6 NORTH | 14 EAST | 30&31 |
| LS #27 | 363820 | 6 NORTH | 14 EAST | 30&31 |
| LS #28 | 363821 | 6 NORTH | 14 EAST | 30&31 |

Lucky Stop Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| Lucky Stop | 373941 | 6 North | 14 East | 30 |
| Lucky Stop #1 | 373940 | 6 North | 14 East | 30 |
| Lucky Stop #2 | 373939 | 6 North | 14 East | 30 |
| Lucky Stop #3 | 373934 | 6 North | 14 East | 30 |
| Lucky Stop #4 | 373933 | 6 North | 14 East | 30 |
| Lucky Stop #5 | 373932 | 6 North | 14 East | 30 |
| Lucky Stop #6 | 373938 | 6 North | 14 East | 30 |
| Lucky Stop #7 | 373937 | 6 North | 14 East | 30 |
| Lucky Stop #8 | 373931 | 6 North | 14 East | 30 |
| Lucky Stop #9 | 373936 | 6 North | 14 East | 30 |
| Lucky Stop #10 | 373935 | 6 North | 14 East | 30 |

Mac Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| Mac #1 | 373945 | 6 North | 14 East | 30 |
| Mac #2 | 373944 | 6 North | 14 East | 30 |
| Mac #3 | 373943 | 6 North | 14 East | 30 |

LUCKY TIE Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| ✓ LUCKY TIE | 373942 | 6 NORTH | 14 EAST | 19&30 |

Ivy Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| Ivy #1 | 373929 | 6 North | 14 East | 30 |
| Ivy #2 | 373930 | 6 North | 14 East | 30 |
| Ivy #3 | 363802 | 6 North | 14 East | 30 |
| Ivy #4 | 363803 | 6 North | 14 East | 30 |

Reynolds Creek Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| RC #10 | 394981 | 6 North | 14 East | 17 |
| RC #11 | 394982 | 6 North | 14 East | 17 |
| RC #12 | 394983 | 6 North | 14 East | 17 |
| RC #13 | 394984 | 6 North | 14 East | 17 |
| RC #14 | 394985 | 6 North | 14 East | 17 |
| RC #15 | 394986 | 6 North | 14 East | 18 |
| RC #16 | 394987 | 6 North | 14 East | 18 |
| RC #17 | 394988 | 6 North | 14 East | 17&18 |
| RC #18 | 394989 | 6 North | 14 East | 18 |
| RC #19 | 394990 | 6 North | 14 East | 18 |
| RC #20 | 394991 | 6 North | 14 East | 18 |
| RC #21 | 394992 | 6 North | 14 East | 18 |
| RC #22 | 394993 | 6 North | 14 East | 17 |
| RC #23 | 394994 | 6 North | 14 East | 17 |
| RC #24 | 394995 | 6 North | 14 East | 17 |

**Property Description**
**Bak Claims**

| Claim Name | AMC # | Location |
|---|---|---|
| Bak 1 | 403601 | NW1/4Sec.20,T6N.,R14E.,SW1/4Sec.20,T6N.R14E. |
| Bak 2 | 403602 | SW1/4Sec.20,T6N.,R14E. |
| Bak 3 | 403603 | SW1/4Sec.20,T6N.,R14E.,SE1/4Sec.20,T6N.R14E. |
| Bak 4 | 403604 | SE1/4Sec.20,T6N.,R14E. |
| Bak 5 | 403605 | SE1/4Sec.20,T6N.,R14E. |
| Bak 6 | 403606 | NE1/4Sec.29,T6N.R14E. |
| Bak 7 | 403607 | NE1/4Sec.29,T6N.R14E. |
| Bak 8 | 403608 | NE1/4Sec.29,T6N.R14E. |
| Bak 9 | 403609 | NW1/4Sec.29,T6N.R14E.,NE1/4Sec.29,T6N.R14E. |
| Bak 10 | 403610 | NW1/4Sec.29,T6N.R14E. |
| | | NW1/4Sec.20,T6N.,R14E.,SW1/4Sec.20,T6N.R14E. |

**Property Description**
**Oak Claims**

| Claim Name | AMC # | Location |
|---|---|---|
| Oak 1 | 403611 | NE1/4Sec.28,T5N.,R14E.,SE1/4Sec.28,T5N.R14E. |
| Oak 2 | 403612 | NE1/4Sec.28,T5N.,R14E.,SE1/4Sec.28,T5N.R14E. |
| Oak 3 | 403613 | NE1/4Sec.28,T5N.,R14E.,SE1/4Sec.28,T5N.R14E. |
| Oak 4 | 403614 | NW1/4Sec.27,T5N.,R14E.,SW1/4Sec.27,T5N.R14E. |
| Oak 5 | 403615 | NW1/4Sec.27,T5N.,R14E.,SW1/4Sec.27,T5N.R14E. |
| Oak 6 | 403616 | SW1/4Sec.27,T5N.R14E. |
| Oak 7 | 403617 | SW1/4Sec.27,T5N.R14E. |
| Oak 8 | 403618 | SW1/4Sec.27,T5N.R14E. |
| Oak 9 | 403619 | SE1/4Sec.28,T5N.R14E. |
| Oak 10 | 403620 | SE1/4Sec.28,T5N.R14E. |

PEN Claims, Gila County, AZ

| Claim Name | AMC # | Township | Range | Section |
|---|---|---|---|---|
| PEN #1 | 403621 | 7 NORTH | 14 EAST | 2&12 |
| PEN #2 | 403622 | 7 NORTH | 14 EAST | 1&11&12 |
| PEN #3 | 403623 | 7 NORTH | 14 EAST | 1&12 |
| PEN #4 | 403624 | 7 NORTH | 14 EAST | 1&12 |
| PEN #5 | 403625 | 7 NORTH | 14 EAST | 1&12 |
| PEN #6 | 403626 | 7 NORTH | 14 EAST | 1&12 |
| PEN #7 | 403627 | 7 NORTH | 14 EAST | 1&12 |
| //NO PEN #8\\ | | | | |
| PEN #9 | 403628 | 7 NORTH | 14 EAST | 1&12 |
| PEN #10 | 403629 | 7 NORTH | 14 EAST | 12 |
| PEN #11 | 403630 | 7 NORTH | 14 EAST | 12 |
| PEN #12 | 403631 | 7 NORTH | 14 EAST | 12 |
| PRN #13 | 403632 | 7 NORTH | 14 EAST | 12 |
| PEN #14 | 403633 | 7 NORTH | 14 EAST | 12 |
| PEN #15 | 403634 | 7 NORTH | 14 EAST | 12 |
| PEN #16 | 403635 | 7 NORTH | 14 EAST | 11&12 |
| PEN #17 | 403636 | 7 NORTH | 14 EAST | 11&12 |
| PEN #18 | 403637 | 7 NORTH | 14 EAST | 11&12 |
| PEN #19 | 403638 | 7 NORTH | 14 EAST | 11&12 |
| PEN #20 | 403639 | 7 NORTH | 14 EAST | 12 |
| PEN #21 | 403640 | 7 NORTH | 14 EAST | 12 |
| PEN #22 | 403641 | 7 NORTH | 14 EAST | 12 |
| PEN #23 | 403642 | 7 NORTH | 14 EAST | 12 |
| PEN #24 | 403643 | 7 NORTH | 14 EAST | 12 |
| PEN #25 | 403644 | 7 NORTH | 14 EAST | 12 |
| PEN #26 | 403645 | 7 NORTH | 14 EAST | 12 |
| PEN #27 | 403646 | 7 NORTH | 14 EAST | 12 |
| PEN #28 | 403647 | 7 NORTH | 14 EAST | 12 |
| PEN #29 | 403648 | 7 NORTH | 14 EAST | 12 |
| PEN # 30 | 403649 | 7 NORTH | 14 EAST | 11&12 |
| PEN #31 | 403650 | 7 NORTH | 14 EAST | 11&12 |
| PEN #32 | 403651 | 7 NORTH | 14 EAST | 12&13 |
| PEN #33 | 403652 | 7 NORTH | 14 EAST | 12&13 |
| PEN #34 | 403653 | 7 NORTH | 14 EAST | 12&13 |
| PEN #35 | 403654 | 7 NORTH | 14 EAST | 12&13 |
| PEN #36 | 403655 | 7 NORTH | 14 EAST | 12&13 |
| PEN #37 | 403656 | 7 NORTH | 14 EAST | 12&13 |
| PEN #38 | 403657 | 7 NORTH | 14 EAST | 12&13 |

AUG-17-2011 10:31 From: To:16049260466 Page:1/1

# CS Lode Claims
## Gila County, Arizona

| Claim Name | Claim Number | AMC Number | Gila County Document Year | Gila County Document Number |
|---|---|---|---|---|
| CS | 1 | 407697 | 2011 | 5906 |
| CS | 2 | 407698 | 2011 | 5907 |
| CS | 3 | 407699 | 2011 | 5908 |
| CS | 4 | 407700 | 2011 | 5909 |
| CS | 5 | 407701 | 2011 | 5910 |
| CS | 6 | 407702 | 2011 | 5911 |
| CS | 7 | 407703 | 2011 | 5912 |
| CS | 8 | 407704 | 2011 | 5913 |
| CS | 9 | 407705 | 2011 | 5914 |
| CS | 10 | 407706 | 2011 | 5915 |
| CS | 11 | 407707 | 2011 | 5916 |
| CS | 12 | 407708 | 2011 | 5917 |
| CS | 13 | 407709 | 2011 | 5918 |
| CS | 14 | 407710 | 2011 | 5919 |
| CS | 15 | 407711 | 2011 | 5920 |
| CS | 16 | 407712 | 2011 | 5921 |
| CS | 17 | 407713 | 2011 | 5922 |
| CS | 18 | 407714 | 2011 | 5923 |
| CS | 19 | 407715 | 2011 | 5924 |
| CS | 20 | 407716 | 2011 | 5925 |
| CS | 21 | 407717 | 2011 | 5926 |
| CS | 22 | 407718 | 2011 | 5927 |
| CS | 23 | 407719 | 2011 | 5928 |
| CS | 24 | 407720 | 2011 | 5929 |
| CS | 25 | 407721 | 2011 | 5930 |
| CS | 26 | 407722 | 2011 | 5931 |
| CS | 27 | 407723 | 2011 | 5932 |
| CS | 28 | 407724 | 2011 | 5933 |
| CS | 29 | 407725 | 2011 | 5934 |
| CS | 30 | 407726 | 2011 | 5935 |
| CS | 31 | 407727 | 2011 | 5936 |